Exhibit 32.01

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, Daniel H. Schulman, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(i) The accompanying quarterly report on Form 10-Q for the quarter ended March 31, 2022 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of PayPal Holdings, Inc.

/s/ Daniel H. Schulman
Daniel H. Schulman
President, Chief Executive Officer and Director
(Principal Executive Officer)
Date: April 28, 2022

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of this report.